UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                Date of Report (Date of earliest event reported)
                                December 2, 2004


                              OCEAN BIO-CHEM, INC.



      Florida                 2-70197                               59-1564329
      --------               --------                            --------------
(State or other          (Commission File Number)                (IRS Employer
jurisdiction of                                                  Identification
 Incorporation)                                                      Number)



                               4041 S.W. 47 Avenue
                          Fort Lauderdale, Florida 3314
               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 587-6280
              (Registrant's telephone number, including area code)

            (Former name of Registrant, if changed since last report)
                                       N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

(  )  Written communication pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

(  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

( ) Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

     On December 2, 2004 the Company issued a press release reporting that the Board of Directors of the Company had authorized a Stock Repurchase Program. The terms of the program, intended to comply with Rule 10b-18, contemplates repurchases of Company stock when available at or below the Company's book value and with a maximum expenditure of $50,000 by the Company. The program is authorized for six months unless extended by the Board of Directors.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Ocean Bio-Chem, Inc.


                                         /s/ Peter G. Dornau
                                         -------------------------------------
                                         Peter G. Dornau
                                         Chairman of the Board and
                                         Chief Executive Officer